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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2002


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       000-25469                   13-3845162
--------------------          -----------------------      --------------------
  (State or other                (Commission File             (IRS Employer
  jurisdiction of                    Number)                Identification No.)
   organization)


500-512 Seventh Avenue, New York, New York                            10018
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (212) 600-6000



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          (Former name or former address if changed since last report)



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Item 5. Other Events.

                  On November 13, 2002, iVillage Inc. ("iVillage") issued a press release announcing (a) its financial results as of and for the three and nine-month periods ended September 30, 2002 and (b) a reduction in its workforce. A copy of iVillage's press release announcing these events is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             99.1 Press Release dated November 13, 2002 regarding iVillage Inc.'s announcement of (a) its financial results as of and for the three and nine-month periods ended September 30, 2002 and (b) a reduction in its workforce.






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                iVillage Inc.
                                                (Registrant)

         Date:  November 13, 2002               By: /s/ Scott Levine
                                                    --------------------------
                                                    Scott Levine
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------
99.1 Press Release dated November 13, 2002 regarding iVillage Inc.'s announcement of (a) its financial results as of and for the three and nine-month periods ended September 30, 2002 and (b) a reduction in its workforce.